================================================================================

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


FILED BY THE REGISTRANT                     /X/
FILED BY A PARTY OTHER THAN THE REGISTRANT  / /


Check the appropriate box:

/X/      Preliminary Proxy Statement     / /  Confidential, For Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

/ /      Definitive Proxy Statement

/ /      Definitive Additional Materials

/ /      Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                  DYNAGEN, INC.
                                  -------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 NOT APPLICABLE
                                 --------------
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/     No fee required.
/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        1)    Title of each class of securities to which transaction applies:
        2)    Aggregate number of securities to which transaction applies:
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_____
        4)    Proposed maximum aggregate value of transaction:
        5)    Total fee paid:

/ /     Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        1)       Amount Previously Paid:_____
        2)       Form, Schedule or Registration Statement No.:_____
        3)       Filing Party:_____
        4)       Date Filed: _____

================================================================================

                                  DYNAGEN, INC.
                               200 HIGHLAND AVENUE
                              SUITE 301, 3RD FLOOR
                                NEEDHAM, MA 02494



                          NOTICE OF SPECIAL MEETING OF
                                  STOCKHOLDERS

                          to be held on March 30, 2001

                                       and

                                 PROXY STATEMENT


Dear Stockholder:

         You are cordially invited to attend a special meeting of stockholders of DynaGen, Inc. The meeting will be held at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, 16th floor, Boston, Massachusetts 02109, on Friday, March 30, 2001, beginning at 10:00 A.M. local time.

         As a stockholder, your vote is important. We encourage you to execute and return your proxy promptly whether you plan to attend the meeting or not so that we may have as many shares as possible represented at the meeting. Returning your completed proxy will not prevent you from voting in person at the meeting prior to the proxy's exercise if you wish to do so. If you do wish to attend the meeting in person, we ask that you notify DynaGen at (781) 449-4926 so that appropriate arrangements can be made to accommodate all stockholders wishing to attend.

         Thank you for your cooperation, continued support and interest in DynaGen, Inc.

                                                  Sincerely,



                                                  C. Robert Cusick
                                                  PRESIDENT


                                    IMPORTANT
                      PLEASE MARK, SIGN AND DATE YOUR PROXY
                AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.

                                  DYNAGEN, INC.
                               200 HIGHLAND AVENUE
                              SUITE 301, 3RD FLOOR
                                NEEDHAM, MA 02494

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 30, 2001

         DynaGen hereby gives notice that it will hold a special meeting of stockholders at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, 16th Floor, Boston, Massachusetts 02109, on Friday, March 30, 2001, beginning at 10:00 A.M. local time, for the following purposes:

         1. To consider and act upon a proposal to approve an amendment to DynaGen's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 125,000,000 to 200,000,000 shares.

         2. To consider and vote upon a proposal to adjourn the special meeting if necessary to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve Proposal 1.

         3. To transact such further business as may properly come before the special meeting or any adjournment thereof.

         The board of directors has fixed the close of business on March 1, 2001 as the record date for the stockholders entitled to notice of, and to vote at, the special meeting and any adjournment thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, the special meeting or any adjournment thereof.

                                             By Order of the Board of Directors,

                                             Dhananjay G. Wadekar
                                             SECRETARY
Boston, Massachusetts
March 5, 2001


                           YOUR VOTE IS VERY IMPORTANT
              PLEASE SIGN AND RETURN THE ENCLOSED PROXY, WHETHER OR
                   NOT YOU PLAN TO ATTEND THE SPECIAL MEETING.

                                  DYNAGEN, INC.
                               200 HIGHLAND AVENUE
                              SUITE 301, 3RD FLOOR
                                NEEDHAM, MA 02494

                              --------------------


                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS

                              ---------------------

                                 MARCH 30, 2001



         This proxy statement and the enclosed form of proxy relates to the special meeting of stockholders of DynaGen, Inc. The special meeting will take place as follows:

                  Date:    Friday, March 30, 2001
                  Time:    10:00 A.M.
                  Place:   Foley, Hoag & Eliot LLP
                           One Post Office Square, 16th Floor
                           Boston, Massachusetts 02109

         We are mailing this proxy statement and the enclosed form of proxy to stockholders on or about March 5, 2001.

PURPOSE OF THE SPECIAL MEETING

         At the special meeting, we will submit to the stockholders a proposal to approve an amendment to the Certificate of Incorporation to increase the authorized number of shares of common stock and a proposal to adjourn the special meeting if necessary to permit us to solicit additional proxies, if there do not appear to be sufficient votes to approve the proposed amendment. Information about the proposed amendment to the Certificate of Incorporation is contained in this proxy statement.

SOLICITATION; EXPENSES

         The board of directors of DynaGen is soliciting proxies for the special meeting and any adjournments of the special meeting.

         We will bear the cost of solicitation of proxies. We will reimburse banks, brokers, custodians, nominees and fiduciaries for reasonable expenses they incur in sending these proxy materials to you if you are a beneficial holder of our shares. We may request banks and brokers, in addition to mailing these proxy materials, to take additional actions to solicit their customers who have stock of DynaGen registered in the name of a nominee. If so, we will reimburse such banks and brokers for their reasonable out-of-pocket costs.

         Our officers and directors may also solicit proxies after the original solicitation, by mail or telephone, for no additional compensation.

QUORUM

         Our by-laws provide that a quorum at the special meeting will be at least a majority of the outstanding shares entitled to vote at the meeting. We will treat shares of voting capital stock represented by a properly signed and returned proxy as present at the meeting for purposes of determining the existence of a quorum at the meeting. We will also count abstentions and broker non-votes as present or represented for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker or nominee holding shares for a beneficial owner does not vote on a proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner with respect to that proposal.

VOTE REQUIRED

         The proposal to amend the certificate of incorporation requires the affirmative vote of a majority of the issued and outstanding shares of common stock and preferred stock, voting together, entitled to vote at the annual meeting.

VOTING

         We will follow your voting instructions as indicated on a properly signed and returned proxy. We encourage you to vote on the proposal. If, however, you sign and return the proxy but do not provide any voting instructions, the person named in the proxy will vote signed proxies FOR the proposal. The proxy holders will use their discretion on other matters that may come before the meeting.

         The amendment to the Certificate of Incorporation will require the affirmative vote of a majority of the issued and outstanding shares of voting capital stock. Abstentions and broker non-votes will count as votes against the proposed amendment.

         Our transfer agent will tabulate the votes through an automated system.

         We do not intend to submit any other proposals to the stockholders at the special meeting. The board of directors was not aware, a reasonable time before mailing this proxy statement to stockholders, of any other business that may properly be presented for action at the special meeting. If any other business should properly come before the special meeting, shares represented by all proxies received by us will be voted with respect thereto in accordance with the best judgment of the persons named in the proxies.

RECORD DATE

         We have set 5:00 p.m. EST on March 1, 2001 as the record date for the special meeting. Only stockholders of record as of that time are entitled to notice of and to vote at the special meeting and any adjournments thereof. As of the record date, the following shares of common stock and preferred stock were issued and outstanding and entitled to the following number of votes:

      Class of Security     Number of Shares Outstanding        Number of Votes
      -----------------     ----------------------------        ---------------

Common Stock                          ________                    __________

Preferred Stock                       ________                    __________

         The shares of common stock and preferred stock vote together as a single class on the proposal. We have no other voting securities. A total of __________ votes are eligible to be cast at the meeting.

REVOKING A PROXY

         You may vote in person or by proxy. Your signing and returning a proxy will not in any way affect your right to attend the meeting and vote in person. Your can revoke your proxy if you:

         o Deliver, before the taking of the vote at the meeting, a signed revocation letter dated later than the proxy, to DynaGen, Inc., 200 Highland Avenue, Suite 301, 3rd Floor, Needham, MA 02494, Attention: Special Meeting;

         o Deliver, before the taking of the vote at the meeting, a signed proxy dated later than the first one, to American Stock Transfer & Trust, 40 Wall Street, 46th Floor, New York, New York, 10005; or

         o Attend the meeting and vote in person or by proxy. Attending the meeting alone will not revoke your proxy.


      REASON FOR THE SPECIAL MEETING -- AMENDMENT TO DYNAGEN'S CERTIFICATE
         OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
                                  COMMON STOCK

         The board of directors has voted to recommend to the stockholders that we amend our certificate of incorporation to increase the number of authorized shares of common stock from 125,000,000 to 200,000,000 shares. Shares of common stock, including the additional shares proposed for authorization, do not have preemptive or similar rights.

         As of February 1, 2001, there were 107,745,800 shares of common stock issued and outstanding and 38,640 shares of preferred stock issued and outstanding. Also, as of that date, we were obligated to issue 48,988,490 additional shares of common stock pursuant to outstanding warrants, convertible securities, convertible debt and options. Therefore, we currently do not have a sufficient number of authorized and unissued shares of common stock to satisfy all of our obligations. If the stockholders approve the additional shares of common stock, we will have the authority to issue 75,000,000 additional shares of common stock without further stockholder approval.

         Because several of our convertible securities have exercise or conversion prices that rise and fall depending on the trading price of our common stock, the number of shares that we are obligated to issue varies from time to time and can fluctuate widely. Even if the stockholders approve the proposed increase, a significant decrease in the price of our common stock could leave us with an insufficient number of authorized shares of common stock to fulfill all of our obligations.

         The board of directors also believes that the authorized number of shares of common stock should be increased to provide sufficient shares for such corporate purposes as the board of directors may determine to be necessary or desirable. These purposes may include, without limitation, issuing shares of common stock in connection with research and development relationships and strategic alliances or other corporate partnering programs and issuing shares of common stock to raise additional working capital for ongoing operations or planned research projects. In addition, we intend to issue additional shares of common stock to attract and retain valuable employees by the issuance of stock options, including additional shares reserved for future option grants under our existing stock plans.

         Under the Delaware General Corporation Law, the board of directors generally may issue authorized but unissued shares of common stock without further stockholder approval. The board of directors does not currently intend to seek stockholder approval prior to any future issuance of additional shares of common stock, unless stockholder action is required in a specific case by applicable law, the rules of any exchange or market on which our securities may then be listed, or our charter or by-laws then in effect. Frequently, opportunities arise that require prompt action, and we believe that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of DynaGen and our stockholders.

         The additional shares of common stock authorized for issuance pursuant to this proposal will have all of the rights and privileges that the presently outstanding shares of common stock possess under our certificate of incorporation. The increase in authorized shares would not affect the terms or rights of holders of existing shares of common stock. All outstanding shares of common stock would continue to have one vote per share on all matters to be voted on by the stockholders, including the election of directors.

         If we issue additional shares of common stock, then, depending on the circumstances under which those shares are issued, the action may reduce stockholders' equity per share and may reduce the percentage ownership of common stock of existing stockholders. We will, however, receive consideration for any additional shares of common stock issued (except for shares issued in conversion of convertible securities), thereby reducing or eliminating the economic effect to each stockholder of such dilution.

         THE BOARD OF DIRECTORS BELIEVES THE ADOPTION OF THE PROPOSED AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED AMENDMENT.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following tables set forth certain information regarding the beneficial ownership of the DynaGen's voting securities as of February 1, 2001, by (i) each person or entity known to us to own beneficially five percent or more of our preferred stock or common stock, (ii) each of our directors, (iii) each of our named executive officers, and (iv) all of our directors and executive officers as a group. Except as otherwise noted, each beneficial owner has sole voting and investment power with respect to the shares shown.

COMMON STOCK:
------------

                                                          NUMBER OF SHARES                PERCENT
                                                            BENEFICIALLY             OF COMMON STOCK
           NAME AND ADDRESS OF BENEFICIAL OWNER(1)            OWNED (2)                 OUTSTANDING
           ---------------------------------------            ---------                 -----------

The Endeavour Capital Investment Fund S.A..........         7,452,169 (3)                  6.5%
        c/o Endeavour Management, Inc.
        Cumberland House
        27 Cumberland Street
        Nassau, New Providence
        The Bahamas


C. Robert Cusick...................................         7,690,000 (4)                  6.7%


Dhananjay G. Wadekar...............................         7,140,000 (5)                  6.2%


F. Howard Schneider................................         1,008,000 (6)                    *


Harry Silverman....................................         1,246,250 (7)                  1.2%


James Klint .......................................          618,750  (8)                    *


All directors and executive officers as a group                                            14.1%
   (5 persons).....................................       17,703,000  (9)

----------------------
*      Represents beneficial ownership of less than 1.0%.
(1) Unless otherwise noted, each stockholder's address is c/o DynaGen, Inc., 200 Highland Avenue, Suite 301, 3rd Floor, Needham, MA 02494.
(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated, each person possesses sole voting and investment power with respect to all of the shares of common stock owned by such person, subject to community property laws where applicable. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable, or become exercisable by April 2, 2001 (60 days after February 1, 2001), are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Percentage ownership is based on 107,745,800 shares of common stock outstanding on February 1, 2001, plus securities deemed to be outstanding with respect to individual stockholders pursuant to Rule 13d-3(d)(1) under the Exchange Act. The information as to each person has been furnished by such person.
(3) Includes 306,723 shares of common stock issuable upon conversion of the Series K Preferred Stock, 4,779,412 shares of common stock issuable upon conversion of the Series N Preferred Stock and 1,077,458 shares of common stock subject to a warrant exercisable before April 2, 2001. The terms of the Series K Preferred Stock prohibit the holder from converting shares of Series K Preferred Stock if such conversion would result in the beneficial ownership of more than 4.9% of the outstanding common stock. The terms of the Series N Preferred Stock prohibit the holder from converting shares of Series N Preferred Stock if such conversion would result in the beneficial ownership of more than 4.9% of the outstanding common stock unless the holder provides the company with written notice at least sixty-five days prior to such conversion.
(4) Includes 7,000,000 shares of common stock subject to options exercisable by April 2, 2001.
(5) Includes 7,000,000 shares of common stock subject to options exercisable by April 2, 2001.
(6) Includes 1,000,000 shares of common stock subject to options exercisable by April 2, 2001.
(7) Includes 22,500 shares of common stock subject to a warrant exercisable by April 2, 2001; and includes 468,750 shares of common stock subject to options exercisable by April 2, 2001.
(8) Includes 468,750 shares of common stock subject to options exercisable by April 2, 2001.
(9) Includes 15,960,000 shares of common stock subject to options or warrants exercisable by April 2, 2001. See Notes 4-8.

PREFERRED STOCK:
----------------

                                                             NUMBER OF SHARES          PERCENT
                                                               BENEFICIALLY      OF PREFERRED STOCK
            NAME AND ADDRESS OF BENEFICIAL OWNER                 OWNED (1)         OUTSTANDING (2)
            ------------------------------------                 ---------         ---------------
     Generic Distributors Limited Partnership............        12,000(3)              36.5%
          1611 Olive Street
          Monroe, LA 71201

     The Endeavour Capital Investment Fund S.A...........        13,730(4)              41.7%
        c/o Endeavour Management, Inc.
        Cumberland House
        27 Cumberland Street
        Nassau, New Providence
        The Bahamas

     Finova Mezzanine Capital, Inc.......................        4,507(5)               13.7%
          500 Church Street, Suite 200
          Nashville, TN 37216

     Argosy Investment Partners, L.P.....................        2,253(6)               6.9%
          950 West Valley Road
          Wayne, PA 19087

---------------------
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated, each person possesses sole voting and investment power with respect to all of the shares of preferred stock owned by such person, subject to community property laws where applicable.
(2) Based on 32,890 shares of voting preferred stock outstanding as of February 1, 2001, including Series B Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series K Preferred Stock, Series L Preferred Stock and Series N Preferred Stock.
(3) Consists of 10,500 shares of Series E Preferred Stock and 1,500 shares of Series F Preferred Stock.
(4) Consists of 730 shares of Series K Preferred Stock and 13,000 shares of the Series N Preferred Stock. See "Common Stock" table.
(5)    Consists of 4,507 shares of Series L Preferred Stock.
(6)    Consists of 2,253 shares of Series L Preferred Stock.

                              STOCKHOLDER PROPOSALS

         It is contemplated that the next annual meeting of stockholders will be held on or about May 20, 2001. Proposals of stockholders intended for inclusion in the proxy statement to be mailed to all stockholders entitled to vote at the next annual meeting of stockholders must have been received at our principal executive offices not later than December 30, 2000. In addition, Section 3 of our by-laws requires that a stockholder who wishes to propose an item of business for consideration at the annual meeting must give us written notice of such item of business not less than 60 days nor more than 90 days before the date for such meeting describing any proposal to be brought before such meeting. The procedural requirements are fully set forth in Section 3 of our by-laws. In order to avoid controversy as to the date on which we received a proposal, we suggest that stockholders desiring to submit proposals do so by Certified Mail, Return Receipt Requested.

                                  MISCELLANEOUS

         The board of directors does not intend to present to the special meeting any business other than the proposals listed herein, and the board was not aware, a reasonable time before mailing this proxy statement to the stockholders, of any other business which may be properly presented for action at the special meeting. If any other business should come before the special meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

                             ADDITIONAL INFORMATION

         We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). You can inspect and copy these reports, proxy statements and other information at the public reference facilities of the SEC, in Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549; 7 World Trade Center, Suite 1300, New York, New York 10048; and Suite 1400, Citicorp Center, 500 W. Madison Street, Chicago, Illinois 60661. You can also obtain copies of these materials from the public reference section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The SEC also maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC (http://www.sec.gov).

         We will mail, without charge, a copy of our Annual Report on Form 10-KSB for the year ended December 31, 1999 (excluding exhibits) to any stockholder solicited hereby who requests it in writing. Please submit any such written request to: Shareholder Relations, DynaGen, Inc., 200 Highland Avenue, Suite 301, 3rd Floor, Needham, MA 02494.

                                    EXHIBIT A

           TEXT OF PROPOSED AMENDMENT - INCREASE IN AUTHORIZED CAPITAL


RESOLVED:         That the certificate of incorporation of the Company be
                  amended by deleting the first paragraph of Paragraph 4 thereunder and inserting in its place the following paragraph:


                  4. The total number of shares of stock which the corporation shall have authority to issue is 210,000,000 shares, consisting of 200,000,000 shares of common stock, having a par value of $0.01 per share (the "Common Stock"), and 10,000,000 shares of preferred stock, having a par value of $0.01 per share (the "Preferred Stock").

                                  DYNAGEN, INC.


                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 30, 2001

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                       BOARD OF DIRECTORS OF DYNAGEN, INC.

         The undersigned stockholder of DynaGen, Inc., revoking all prior proxies, hereby appoints C. Robert Cusick and Dhananjay G. Wadekar, or each of them acting singly, proxies, with full power of substitution, to vote all shares of capital stock of DynaGen, Inc. which the undersigned is entitled to vote at the special meeting of stockholders to be held at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, Boston, MA 02109 on March 30, 2001, beginning at 10:00 a.m. local time and at any adjournments thereof, upon matters set forth in the notice of special meeting dated March 5, 2001 and the related proxy statement, copies of which have been received by the undersigned, and in their discretion upon any business that may properly come before the meeting or any adjournments thereof. Attendance of the undersigned at the meeting or any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

         The undersigned hereby acknowledges receipt of a copy of the accompanying notice of special meeting of stockholders and of the proxy statement relating thereto, and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

         When properly executed, this proxy will be voted in the manner directed herein by the undersigned. If no direction is given, this proxy will be voted for proposals 1 and 2 and in the discretion of the persons named as proxies as to such other matters as may properly come before the meeting.

1. To approve an amendment to DynaGen's certificate of incorporation to increase the number of authorized shares of Common Stock, $.01 par value per share, from 125,000,000 to 200,000,000 shares.

           FOR     [ ]           AGAINST     [ ]            ABSTAIN     [ ]

2. To adjourn the special meeting if necessary to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve Proposal No. 1.

           FOR     [ ]           AGAINST     [ ]            ABSTAIN     [ ]

3.    To transact such other business as may properly come before the meeting.

           FOR     [ ]           AGAINST     [ ]            ABSTAIN     [ ]

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN WITH RESPECT TO THE PROPOSALS SET FORTH ABOVE, WILL BE VOTED FOR SUCH PROPOSALS.

DATED:  __________, 2001         Signature of Stockholder(s):___________________

                                 Print Name:_____________________________


Mark here if you plan to attend the meeting: [ ]

Mark here if your address has changed: [ ]

                             New address:________________________________

                                         ________________________________

         Please promptly date and sign this proxy and mail it in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the United States. PLEASE SIGN EXACTLY AS NAME(S) APPEAR ON STOCK CERTIFICATE. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stockholder is a corporation, please sign full corporate name by president or other authorized officer and, if a partnership, please sign full partnership name by an authorized partner or other person.